UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              ___________________

                                   FORM 8-K

                              ___________________


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 JUNE 16, 2005

                              ___________________

                         SSA GLOBAL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

        DELAWARE                    000-51330              84-1542338
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                      Identification Number)

                  500 W. MADISON, SUITE 2200, CHICAGO, IL 60661
          (Address of principal executive offices, including zip code)

                                 (312) 258-6000
              (Registrant's telephone number, including area code)

                               ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On June 16, 2005, SSA Global Technologies, Inc., or SSA Global, announced via a press release that the underwriters of SSA Global's initial public offering have elected to exercise their option to purchase an additional 1,350,000 additional securities at the initial offering price of $11.00 per share pursuant to the Underwriting Agreement by and among SSA Global and JP Morgan Securities Inc. and Citigroup Capital Markets Inc., as representatives of the underwriters named therein. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.

    EXHIBIT NO.                            DESCRIPTION
    ---------------    ---------------------------------------------------------

    99.1               Press Release of SSA Global Technologies, Inc.
                       dated June 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SSA GLOBAL TECHNOLOGIES, INC.

Date: June 16, 2005                /s/ Stephen P. Earhart
                                   ---------------------------------------------
                                                 Stephen P. Earhart
                                    Executive Vice President and Chief Financial
                                                     Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
---------------    -------------------------------------------------------------

99.1               Press Release of SSA Global Technologies, Inc. dated
                   June 16, 2005

                                                                    EXHIBIT 99.1


SSA GLOBAL'S UNDERWRITERS EXERCISE OVER-ALLOTMENT OPTION

CHICAGO--(BUSINESS WIRE)--June 16, 2005--SSA Global Technologies, Inc. (NASDAQ:SSAG) announced today that the underwriters of the company's recent public offering have exercised the over-allotment option to purchase 1,350,000 shares of common stock at the public offering price of $11.00 per share. As a result of the exercise, the company will receive additional net proceeds, after underwriting discounts and commissions, of approximately $13.8 million, which will result in total net proceeds from the offering of approximately $100.9 million.

The offering was made through an underwriting syndicate led by JPMorgan and Citigroup, who acted as joint book-running managers. Jefferies Broadview; Lazard Capital Markets; Pacific Growth Equities, LLC; and Piper Jaffray acted as co-managers.

The closing of the over-allotment option is expected to occur on June 21, 2005 and is subject to customary closing conditions.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of these securities was made only by means of a prospectus, copies of which may be obtained by contacting the prospectus department of JPMorgan, One Chase Plaza, Level 5B, New York, NY 10081, or the prospectus department of Citigroup, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220.

About SSA Global

SSA Global(TM) is the corporate brand for product lines and subsidiaries of SSA Global Technologies, Inc. SSA Global is a leading provider of extended ERP solutions for manufacturing, distribution, retail, services and public organizations worldwide. In addition to core ERP applications, SSA Global offers a full range of integrated extension solutions including corporate performance management, customer relationship management, product lifecycle management, supply chain management and supplier relationship management. Headquartered in Chicago, SSA Global has 63 locations worldwide and its product offerings are used by approximately 13,000 active customers in over 90 countries. For additional information, visit the SSA Global web site at www.ssaglobal.com.

SSA Global, SSA Global Technologies and SSA GT are trademarks of SSA Global Technologies, Inc.

Forward-Looking Statements

These materials may contain "forward-looking statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "intend," "project," "plan," "will be," "will likely continue," " will likely result," or words or phrases with similar meaning. All of these forward-looking statements are based on estimates and assumptions made by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy or actual results to differ materially from those contained in forward-looking statements. Factors you should consider that could cause these differences include, among other things:

     - General economic and business conditions, including exchange rate fluctuations in the United States and abroad
     - Our ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions
     - Our ability to maintain effective internal control over financial reporting
     -    Our ability to attract and retain personnel, including key personnel
     -    Our success in developing and introducing new services and products
     - Competition in the software industry, as it relates to both our existing and potential new customers.

CONTACT: SSA Global
Maria Diecidue, 312-258-6000
email: maria.diecidue@ssaglobal.com
or
Dawn Drella (Investor), 312-474-7694
email: dawn.drella@ssaglobal.com
or

Edelman
Scott Goldberg, 312-297-7414
email: scott.goldberg@edelman.com

SOURCE: SSA Global